Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

F-3

Chanson International Holding

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price		Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Class A Ordinary Shares, par value US$0.08 per share	(1)	Other		$	$			$0.00
Fees to be Paid	Other	Warrants	(2)	Other						0.00
Fees to be Paid	Other	Rights	(3)	Other						0.00
Fees to be Paid	Other	Units	(4)	Other						0.00
Fees to be Paid	Other	-	(5)	457(o)				290,000,000.00	0.0000153	44,399.00
Fees Previously Paid	Equity	Class A Ordinary Shares, par value US$0.08 per share	(6)	Other						0.00
Fees Previously Paid	Other	Warrants	(7)	Other						0.00
Fees Previously Paid	Other	Rights	(8)	Other						0.00
Fees Previously Paid	Other	Units	(9)	Other						0.00
Fees Previously Paid	Other	-	(10)	457(o)		$		$10,000,000.00		$1,531.00

Total Offering Amounts:								$300,000,000.00		45,930.00
Total Fees Previously Paid:										1,531.00
Total Fee Offsets:										0.00
Net Fee Due:										$44,399.00

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Offering Note(s)

(1)	The registrant is registering an indeterminate number of securities for offer and sale from time to time at indeterminate prices. In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover any additional number of securities that may be issued from time to time to prevent dilution as a result of a distribution, split, combination, or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder. Includes consideration to be received by the registrant, if applicable, for registered securities that are issuable upon exercise, conversion, or exchange of other registered securities.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.
(2)	The registrant is registering an indeterminate number of securities for offer and sale from time to time at indeterminate prices. In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover any additional number of securities that may be issued from time to time to prevent dilution as a result of a distribution, split, combination, or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder. Includes consideration to be received by the registrant, if applicable, for registered securities that are issuable upon exercise, conversion, or exchange of other registered securities.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.
(3)	The registrant is registering an indeterminate number of securities for offer and sale from time to time at indeterminate prices. In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover any additional number of securities that may be issued from time to time to prevent dilution as a result of a distribution, split, combination, or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder. Includes consideration to be received by the registrant, if applicable, for registered securities that are issuable upon exercise, conversion, or exchange of other registered securities.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.
(4)	The registrant is registering an indeterminate number of securities for offer and sale from time to time at indeterminate prices. In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover any additional number of securities that may be issued from time to time to prevent dilution as a result of a distribution, split, combination, or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder. Includes consideration to be received by the registrant, if applicable, for registered securities that are issuable upon exercise, conversion, or exchange of other registered securities.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.
(5)	The registrant is registering an indeterminate number of securities for offer and sale from time to time at indeterminate prices. In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover any additional number of securities that may be issued from time to time to prevent dilution as a result of a distribution, split, combination, or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder. Includes consideration to be received by the registrant, if applicable, for registered securities that are issuable upon exercise, conversion, or exchange of other registered securities.

The proposed maximum aggregate offering price per class of security will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security pursuant to Instructions to the Calculation of Filing Fee Tables and Related Disclosure (2)(A)(iii)(b) of Form F-3 under the Securities Act.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.
(6)	The registrant is registering an indeterminate number of securities for offer and sale from time to time at indeterminate prices. In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover any additional number of securities that may be issued from time to time to prevent dilution as a result of a distribution, split, combination, or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder. Includes consideration to be received by the registrant, if applicable, for registered securities that are issuable upon exercise, conversion, or exchange of other registered securities.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.
(7)	The registrant is registering an indeterminate number of securities for offer and sale from time to time at indeterminate prices. In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover any additional number of securities that may be issued from time to time to prevent dilution as a result of a distribution, split, combination, or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder. Includes consideration to be received by the registrant, if applicable, for registered securities that are issuable upon exercise, conversion, or exchange of other registered securities.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.
(8)	The registrant is registering an indeterminate number of securities for offer and sale from time to time at indeterminate prices. In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover any additional number of securities that may be issued from time to time to prevent dilution as a result of a distribution, split, combination, or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder. Includes consideration to be received by the registrant, if applicable, for registered securities that are issuable upon exercise, conversion, or exchange of other registered securities.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.
(9)	The registrant is registering an indeterminate number of securities for offer and sale from time to time at indeterminate prices. In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this registration statement shall be deemed to cover any additional number of securities that may be issued from time to time to prevent dilution as a result of a distribution, split, combination, or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder. Includes consideration to be received by the registrant, if applicable, for registered securities that are issuable upon exercise, conversion, or exchange of other registered securities.

Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.
(10)	The Registrant’s initial filing of this Registration Statement on August 14, 2025 (File No.: 333-289600) (the “Original Form F-3”) registered such indeterminate number of securities with an aggregate offering price not to exceed $10,000,000, the registration fee of which was paid with the Original Form F-3 in the amount of $1,531.00, The Registrant is filing an amendment to the Original Form F-3 which registers such indeterminate number of Securities with an aggregate offering price not to exceed $300,000,000, of which the registration fee for $45,930.00 was not paid yet and is payable by the Registrant in the amount of $45,930.00. In accordance with Rule 457(p) under the Securities Act, the Registrant is using $1,531.00 of the unused filing fees to offset the filing fee payable in connection with this filing.